UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 8, 2005

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York ______________________________ (State or Other Jurisdiction of Incorporation)	1-4858 _______________________________ (Commission File Number)	13-1432060 ____________________________ (I.R.S. Employer Identification Number)

521 West 57th Street, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

        Under the Company’s Annual Incentive Plan (“AIP”), each executive officer of the Company has an annual incentive award target based on the achievement of specific quantitative corporate and, with respect to certain executive officers, regional and/or functional performance goals, which are determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”). At its meeting held on March 8, 2005, the Compensation Committee approved the performance criteria for 2005 under the AIP. These corporate performance criteria are derivatively applied to certain executive officers having regional and/or functional responsibility. Attached as Exhibit 10.1 are the corporate performance criteria for 2005 under the AIP.

        Under the Company’s Long-Term Incentive Plan (“LTIP”), each executive officer of the Company has an award target for each three-year performance cycle based on the achievement of specific quantitative corporate performance goals which are determined by the Compensation Committee. At its meeting held on March 8, 2005, the Compensation Committee approved the performance criteria for the 2005-2007 cycle under the LTIP. Attached as Exhibit 10.2 are the performance criteria for the 2005-2007 cycle under the LTIP.

        At its meeting held on March 8, 2005, the Compensation Committee determined and approved the grant of Restricted Stock Unit (“RSU”) awards, under the Company’s 2000 Stock Award and Incentive Plan, to each executive officer of the Company. The Compensation Committee established corporate performance criteria and time vesting restrictions for the RSU awards. Attached as Exhibit 10.3 are the RSU performance criteria for 2005.

Item 9.01. Financial Statements and Exhibits

(c)      Exhibits

10.1    Performance Criteria for 2005 under the Company’s Annual Incentive Plan

10.2    Performance Criteria for the 2005-2007 Cycle under the Company’s Long-Term Incentive Plan

10.3    Performance Criteria for 2005 under Restricted Stock Unit Awards Granted to Executive Officers on

           March   8, 2005 under the Company's 2000 Stock Award and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2005	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: /s/ Dennis M. Meany —————————————— Name: Dennis M. Meany Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

           Exhibit No.                 Description

(c)       Exhibits

10.1     Performance Criteria for 2005 under the Company’s Annual Incentive Plan

10.2     Performance Criteria for the 2005-2007 Cycle under the Company's Long-Term Incentive Plan

10.3     Performance Criteria for 2005 under Restricted Stock Unit Awards Granted to Executive Officers on

            March 8, 2005 under the Company's 2000 Stock Award and Incentive Plan